UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

CHORD ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1001 Fannin Street, Suite 1500 Houston, Texas	77002
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Chord Energy Corporation (“Chord” or the “Company”) on June 6, 2024 (the “Original Form 8-K”), on May 31, 2024, the Company and Spark Acquisition ULC, an unlimited liability company organized and existing under the laws of the Province of Alberta, Canada and a wholly owned subsidiary of Chord (“Canadian Sub”), completed the previously announced strategic business combination transaction with Enerplus Corporation, a corporation existing under the laws of the Province of Alberta, Canada (“Enerplus”), whereby Canadian Sub acquired all of the issued and outstanding Enerplus common shares pursuant to the arrangement agreement entered into by and among Chord, Canadian Sub and Enerplus on February 21, 2024, and effected by way of a plan of arrangement under the Business Corporations Act (Alberta) (the “Arrangement”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the pro forma financial statements described in Item 9.01 below and to file certain exhibits to the Original Form 8-K. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Arrangement.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP relating to Enerplus Corporation.

23.2	Consent of Netherland, Sewell & Associates, Inc. relating to Enerplus Corporation.

23.3	Consent of McDaniel & Associates Consultants Ltd. relating to Enerplus Corporation.

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHORD ENERGY CORPORATION
Date: August 7, 2024
	By:	/s/ Shannon B. Kinney
Shannon B. Kinney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

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